UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Albany Molecular Research, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 3, 2015 (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved the Albany Molecular Research, Inc. Third Amended 2008 Stock Option and Incentive Plan (the “2008 Plan”), which was previously approved by the board of directors of the Company. The maximum number of shares of the Company’s common stock authorized for issuance under the 2008 Plan is 7,700,000 shares. The 2008 Plan permits awards of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, deferred stock, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards. A summary of the material terms and conditions of the 2008 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2015 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified entirely by reference to the full text of the 2008 Plan, which is filed as Annex A to the Proxy Statement.

At the Annual Meeting, the stockholders of the Company also approved the Albany Molecular Research, Inc. Third Amended 1998 Employee Stock Purchase Plan (the “ESPP”), which was previously approved by the board of directors of the Company. The maximum number of shares of the Company’s common stock authorized for sale under the ESPP is 1,600,000 shares. A summary of the material terms and conditions of the ESPP is set forth in the Proxy Statement and is incorporated herein by reference. Such description is qualified entirely by reference to the full text of the ESPP, which is filed as Annex B to the Proxy Statement.

Item 5.03     Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the aggregate number of shares of common stock which the Company will have authority to issue from 50,000,000 to 100,000,000 shares of the Company’s common stock. To give effect to this amendment, on June 3, 2015, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (1) elected Kevin O’Connor and William S. Marth to serve as Class II directors of the Company to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal; (2) ratified the Company’s selection of KPMG LLP as the independent registered public accounting firm for the 2015 fiscal year; (3) approved the Company’s Third Amended 2008 Stock Option and Incentive Plan; (4) approved the Company’s Third Amended 1998 Employee Stock Purchase Plan; (5) approved an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized shares of common stock; and (6) approved the compensation of the Company’s named executive officers through an advisory vote.

Proxies for the 2015 Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to the Board’s solicitation. There were 33,124,596 shares of the Company’s common stock entitled to vote at the Annual Meeting and a total of 30,075,316 shares of common stock were represented at the Annual Meeting in person or by proxy.  The final voting results, consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, are set forth below.

Proposal 1. Election of Directors

Based on the proxies previously submitted and any ballots received at the Annual Meeting, each of the nominated Class II directors that stood for reelection were elected to the Board of Directors and will serve as directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.  Below is the tabulation for each nominee:

Director Nominee	For	Withheld	Broker Non- Vote
Kevin O’Connor	21,727,607	5,366,387	2,981,322
William S. Marth	21,301,762	5,792,232	2,981,322

Proposal 2. Ratification of Selection of Independent Auditors

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was ratified.  The results of the voting included 29,775,354 votes for, 218,865 votes against, and 81,097 votes abstained.

Proposal 3. Approval of the Company’s Third Amended 2008 Stock Option and Incentive Plan

The Company’s Third Amended 2008 Stock Option and Incentive Plan was approved.  The results of the voting included 26,208,390 votes for, 834,447votes against, 51,157 votes abstained and 2,981,322 broker non-votes.

Proposal 4. Approval of the Company’s Third Amended 1998 Employee Stock Purchase Plan

The Company’s Third Amended 1998 Employee Stock Purchase Plan was approved.  The results of the voting included 26,929,529 votes for, 128,031 votes against, 36,434 votes abstained and 2,981,322 broker non-votes.

Proposal 5. Approval of an Amendment to the Company’s Restated Certificate of Incorporation

The amendment to the Company’s Restated Certificate of Incorporation to increase the authorized shares of common stock was approved.  The results of the voting included 26,249,442 votes for, 3,755,280 votes against, 70,594 votes abstained.

Proposal 6. Advisory Vote Regarding Compensation of the Company’s Named Executive Officers

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation table and narrative discussion, was approved in an advisory vote.  The results of the voting included 26,423,856 votes for, 539,002 votes against, 131,136 votes abstained and 2,981,322 broker non-votes.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Albany Molecular Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Felicia Ladin
		Name:	Felicia Ladin
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Albany Molecular Research, Inc.